UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2017

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio		44125
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2017, Chart Industries, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders approved the Chart Industries, Inc. 2017 Omnibus Equity Plan (the “2017 Omnibus Equity Plan”). As described in the Company’s definitive proxy statement for the annual meeting, the Company’s directors, officers and employees (including its principal executive officer, principal financial officer and other “named executive officers”) are eligible to be granted awards under the 2017 Omnibus Equity Plan. It is anticipated that awards will be granted to the Company’s officers and directors in the future as may be determined by the Compensation Committee of the Company’s Board of Directors from time to time consistent with terms of the 2017 Omnibus Equity Plan. A more detailed description of the 2017 Omnibus Equity Plan can be found in the Company’s definitive proxy statement for the annual meeting which was filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2017 under “Approval and Adoption of the Chart Industries, Inc. 2017 Omnibus Equity Plan” and is incorporated herein by reference. A copy of the 2017 Omnibus Equity Plan was also attached as Appendix A to the Company’s definitive proxy statement and is included as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Chart Industries, Inc. (the “Company”) held its 2017 annual meeting of stockholders on May 25, 2017. At the Company’s annual meeting of stockholders the following matters were submitted to a vote:

•	the election of nine directors for a term of one year;

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017;

•	the approval, on an advisory basis, of the Company’s executive compensation;

•	the approval, on an advisory basis, of the frequency of future advisory votes on executive compensation; and

•	the approval and adoption of the Chart Industries, Inc. 2017 Omnibus Equity Plan.

As of the record date of March 28, 2017, there were 30,714,011 shares of common stock outstanding and entitled to vote at the meeting. The holders of 29,213,881 shares were represented in person or by proxy at the meeting, constituting a quorum.

At the annual meeting, all of the proposals were approved as recommended to stockholders in the proxy statement for the meeting. All the directors were elected, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 was ratified, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved on an advisory basis, stockholders indicated their preference to hold future votes on executive compensation on an annual basis, and stockholders approved and adopted the 2017 Omnibus Equity Plan.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Samuel F. Thomas	26,441,319	247,712	2,524,850
W. Douglas Brown	26,041,307	647,724	2,524,850
Richard E. Goodrich	26,174,244	514,787	2,524,850
William C. Johnson	26,452,966	236,065	2,524,850
Terrence J. Keating	26,234,483	454,548	2,524,850
Steven W. Krablin	24,283,407	2,405,624	2,524,850
Michael L. Molinini	26,453,728	235,303	2,524,850
Elizabeth G. Spomer	26,234,140	454,891	2,524,850
Thomas L. Williams	26,041,812	647,219	2,524,850

The vote with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	29,000,902	173,782	39,197	—

The advisory vote with respect to the approval of the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company’s Executive Compensation	19,875,660	6,770,557	42,814	2,524,850

The advisory vote with respect to the frequency of future advisory votes on the Company’s executive compensation was as follows:

	1 Year	2 Years	3 Years	Abstain
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	20,891,457	27,039	5,731,507	39,028

The vote with respect to the approval and adoption of the Chart Industries, Inc. 2017 Omnibus Equity Plan was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval and Adoption of the Chart Industries, Inc. 2017 Omnibus Equity Plan	19,103,407	7,546,150	39,474	2,524,850

Consistent with the advisory vote on the frequency of future votes on executive compensation, the Company plans to hold an annual advisory vote on executive compensation.

For information on how the votes for the above matters were tabulated, see the Company’s definitive proxy statement used in connection with the annual meeting of stockholders held on May 25, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Chart Industries, Inc. 2017 Omnibus Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on April 11, 2017 (File No. 001-11442)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: May 26, 2017	By:	/s/ Jillian C. Evanko
Jillian C. Evanko
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Chart Industries, Inc. 2017 Omnibus Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on April 11, 2017 (File No. 001-11442)).

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